UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 14, 2008

ANSYS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20853	04-3219960
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Technology Drive, Canonsburg, PA	15317
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (724) 746-3304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2008, the Board of Directors of ANSYS, Inc. (the “Company”) approved an amendment to the Third Amended and Restated ANSYS, Inc. 1996 Stock Option and Grant Plan (the “Plan”). The amendment applies to non-employee, non-affiliate directors with one or more years of service on the Company’s Board of Directors, and reduces quarterly equity grants to such directors for service during the second through fourth quarters of 2008 to either (i) 1,400 deferred stock units per quarter, or (ii) 4,000 stock options per quarter, as previously elected. The Plan had previously awarded non-employee, non-affiliate directors with either (i) 1,800 deferred stock units per quarter, or (ii) 6,000 stock options per quarter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSYS, INC.

Date: May 16, 2008	By:	/s/ Sheila S. DiNardo
	Name:	Sheila S. DiNardo
	Title:	Vice President, General Counsel and Secretary